Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed consolidated financial statements of Seritage Growth Properties (the "Company") present the historical financial information of the Company and the adjustments to give effect for the sale of the Company's property located in Aventura, Florida (the "Property"). After completion of the sale, the Company used proceeds from the sale of the Property plus cash on hand to make a voluntary prepayment of $130.0 million toward its term loan facility reducing the outstanding balance of the term loan facility to $70.0 million as of November 25, 2025.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, presents the historical balance sheet of the Company as of September 30, 2025 and the adjustments for the sale of the Property as of September 30, 2025, on a pro forma basis as if the sale had been completed on September 30, 2025.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2025 presents the historical statements of operations of the Company for the nine months ended September 30, 2025 and the adjustments to operations for the sale of the Property for the nine months ended September 30, 2025 on a pro forma basis as if the sale had been completed on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2024 presents the historical statements of operations of the Company for the year ended December 31, 2024 and the adjustments to operations for the sale of the Property for the year ended December 31, 2024 on a pro forma basis as if the sale had been completed on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated financial information has been presented for illustrative purposes only and does not necessarily reflect what the Company's financial condition or results of operations would have been had the sale of the Property occurred on the dates indicated.

Further, the unaudited pro forma condensed consolidated financial information may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management's estimates based on information available as of the date of this unaudited pro forma condensed consolidated financial information and are subject to change as additional information becomes available and analyses are performed. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the sale of the Property based on information available to management at this time. The Company also believes that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information.

SERITAGE GROWTH PROPERTIES

UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2025

(amounts in thousands, except share and per share amounts)

	Historical (A)	Transaction Accounting Adjustments		Seritage Growth Properties Pro Forma
ASSETS
Investment in real estate
Land	$31,258	$—		$31,258
Buildings and improvements	152,611	—		152,611
Accumulated depreciation	(21,328)	—		(21,328)
	162,541	—		162,541
Construction in progress	2,093	—		2,093
Net investment in real estate	164,634	—		164,634
Real estate held for sale	141,447	(128,750)	B	12,697
Investment in unconsolidated entities	164,463	—		164,463
Cash and cash equivalents	51,540	121,774	C	173,314
Restricted cash	8,332	—		8,332
Tenant and other receivables, net	7,167	—		7,167
Lease intangible assets, net	901	—		901
Prepaid expenses, deferred expenses and other assets, net	20,126	—		20,126
Total assets (1)	$558,610	$(6,976)		$551,634

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term loan facility, net	$196,668	—		$196,668
Accounts payable, accrued expenses and other liabilities	22,852	(7,680)	D	15,172
Total liabilities (1)	219,520	(7,680)		211,840

Commitments and Contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 56,324,607 shares issued and outstanding as of September 30, 2025	562	—		562
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of September 30, 2025; liquidation preference of $70,000	28	—		28
Additional paid-in capital	1,362,718	—		1,362,718
Accumulated deficit	(1,025,583)	704	E	(1,024,879)
Total shareholders' equity	337,725	704		338,429
Non-controlling interests	1,365	—		1,365
Total equity	339,090	704		339,794
Total liabilities and equity	$558,610	$(6,976)		$551,634

(1) The Company's consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs"). See Note 2. The consolidated balance sheet, as of September 30, 2025, includes the following amounts related to our consolidated VIEs: $8.5 million included in real estate held for sale and $64.0 thousand of cash and $62.6 thousand of accounts payable, accrued expenses and other liabilities.

SERITAGE GROWTH PROPERTIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2025

(A) Historical unaudited condensed consolidated balance sheet data derived from Seritage Growth Properties' Quarterly Report on Form 10-Q as of September 30, 2025.

(B) Reflects adjustments to reduce Investments in real estate considered held for sale for the sale of the Property.

(C) Reflects adjustment to increase cash for net proceeds, net of liabilities paid, received from the sale of the Property.

(D) Reflects adjustments to reduce accrued expenses and other liabilities paid from sale proceeds during the completion of the sale, including accrued real estate taxes and accrued tenant improvements at September 30, 2025.

(E) Reflects adjustments related to the gain on sale of the Property.

SERITAGE GROWTH PROPERTIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(amounts in thousands, except per share amounts)

	Historical (A)	Transaction Accounting Adjustments		Seritage Growth Properties Pro Forma
REVENUE
Rental income	$13,586	$(6,160)	B	$7,426
Management and other fee income	451	—		451
Total revenue	14,037	(6,160)		7,877
EXPENSES
Property operating	9,770	(4,651)	C	5,119
Real estate taxes	2,252	(1,413)	D	839
Depreciation and amortization	5,813	(3,775)	E	2,038
General and administrative	26,787	(251)	F	26,536
Total expenses	44,622	(10,090)		34,532
Gain on sale of real estate, net	8,903	—		8,903
Loss on sale of interests in unconsolidated entities	(1,417)	—		(1,417)
Impairment of real estate assets	(18,800)	—		(18,800)
Equity in loss of unconsolidated entities	(6,528)	—		(6,528)
Interest and other income (expense), net	956	1,470	G	2,426
Interest expense	(15,659)	—		(15,659)
Income (loss) before income taxes	(63,130)	5,400		(57,730)
Benefit for income taxes	—	—		—
Net income (loss)	(63,130)	5,400		(57,730)
Preferred dividends	(3,675)	—		(3,675)
Net income (loss) attributable to Seritage common shareholders	$(66,805)	$5,400		$(61,405)

Net income (loss) per share attributable to Seritage Class A common shareholders - Basic	$(1.19)	$0.10		$(1.09)
Net income (loss) per share attributable to Seritage Class A common shareholders - Diluted	$(1.19)	$0.10		$(1.09)
Weighted-average Class A common shares outstanding - Basic	56,311	56,311		56,311
Weighted-average Class A common shares outstanding - Diluted	56,311	56,311		56,311

SERITAGE GROWTH PROPERTIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(A) Historical unaudited condensed consolidated statement of operations data derived from Seritage Growth Properties' Quarterly Report on Form 10-Q for the nine months ended September 30, 2025.

(B) Reflects adjustments to eliminate rental income generated from leases at the sold Property.

(C) Reflects adjustments to eliminate property operating expenses incurred at the sold Property.

(D) Reflects adjustments to eliminate real estate tax expense incurred at the sold Property.

(E) Reflects adjustments to eliminate depreciation and amortization related to the sold Property.

(F) Reflects adjustments to eliminate direct general and administrative costs incurred related to the sold Property.

(G) Reflects adjustments to eliminate miscellaneous expense related to settlement expense, net of miscellaneous income earned related to the sold Property.

SERITAGE GROWTH PROPERTIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(amounts in thousands, except for per share amounts)

	Historical (A)	Transaction Accounting Adjustments		Seritage Growth Properties Pro Forma
REVENUE
Rental income	$17,055	$(5,224)	B	$11,831
Management and other fee income	567	—		567
Total revenue	17,622	(5,224)		12,398
EXPENSES
Property operating	16,339	(5,065)	C	11,274
Abandoned project costs	5,732	(649)	D	5,083
Real estate taxes	3,935	(1,608)	E	2,327
Depreciation and amortization	13,118	(5,698)	F	7,420
General and administrative	30,021	(295)	G	29,726
Total expenses	69,145	(13,315)		55,830
Gain on sale of real estate, net	10,678	704	H	11,382
Loss on sale of interests in unconsolidated entities	2,042	—		2,042
Impairment of real estate assets	(87,536)	—		(87,536)
Equity in loss of unconsolidated entities	(3,154)	—		(3,154)
Interest and other income (expense), net	2,513	1,775	J	4,288
Interest expense	(24,972)	—		(24,972)
Income (loss) before income taxes	(151,952)	10,570		(141,382)
Benefit for income taxes	(1,584)	—		(1,584)
Net income (loss)	(153,536)	10,570		(142,966)
Preferred dividends	(4,900)	—		(4,900)
Net income (loss) attributable to Seritage common shareholders	$(158,436)	$10,570		$(147,866)

Net income (loss) per share attributable to Seritage Class A common shareholders - Basic	$(2.82)	$0.19		$(2.63)
Net income (loss) per share attributable to Seritage Class A common shareholders - Diluted	$(2.82)	$0.19		$(2.63)
Weighted-average Class A common shares outstanding - Basic	56,255	56,255		56,255
Weighted-average Class A common shares outstanding - Diluted	56,255	56,255		56,255

SERITAGE GROWTH PROPERTIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(A) Historical unaudited condensed consolidated statement of operations data derived from Seritage Growth Properties' Annual Report on Form 10-K for the year ended December 31, 2024.

(B) Reflects adjustments to eliminate rental income generated from leases at the sold Property.

(C) Reflects adjustments to eliminate property operating expenses incurred related to the sold Property.

(D) Reflects adjustments to eliminate expense of previously capitalized costs for a tenant at the property that defaulted on its lease prior to opening.

(E) Reflects adjustments to eliminate real estate tax expense incurred related to the sold Property.

(F) Reflects adjustments to eliminate depreciation and amortization related to the sold Property.

(G) Reflects adjustments to eliminate direct general and administrative costs incurred related to the sold Property.

(H) Reflects adjustment for gain arising from the transaction on November 25, 2025 on sale of the sold Property. The 2024 impairment of $85.8 million and the 2025 impairment of $18.8 million are considered in the $0.7 million gain presented.

(J) Reflects adjustments to eliminate miscellaneous income earned related to the sold Property net of expenses related to a tenant termination at the sold Property.